THE TAIWAN FUND, INC. (THE 'FUND')

	IN BRIEF
The Martin Currie Shanghai team					US$ return
	Net asset value per share	US$14.88		Fund*	TSE Index†
	Market price	US$12.78		%	%
	Premium/(Discount)	(14.11%)	One month	(9.7)	(9.7)
	Fund size	US$276.4m	Three months	(1.0)	(0.5)
			One year	11.9	8.9
	Source: State Street Bank and Trust Company.		Three years % pa	(4.7)	(2.2)

Past performance is not a guide to future returns. Returns are annualized, except for periods of less than one year.
*Source: State Street Bank and Trust Company. NAV performance.
†Source for index data: TWSE.

MANAGER’S COMMENTARY

Don’t panic! It might be helpful to have these words appear in reassuring pastel shades whenever a Bloomberg screen is turned on. There was certainly plenty of panic in May, as markets slumped alarmingly. Taiwan was in the forefront, with the Taiex down 9.7% and the currency depreciating 2% against the US dollar – quite a baptism of fire for the Fund’s new managers.

The news coming out of Taiwan itself was largely positive. In the first quarter, GDP growth beat all forecasts, climbing 13.3% year on year. Clearly this is in comparison with a low base in 2009, but you have to go back to 1978 to find such an exciting figure. Exports continued to soar in April (+47% year on year). The all-important process of cross-strait rapprochement seems to be on track; the free-trade agreement (ECFA) looks likely to be signed following the fifth session of cross-strait talks from 15–20 June. At that time, the number of direct flights per week across the straits will increase from 270 to 370, with the likelihood of an increase to 500 from September. Meanwhile, inflation remains subdued (CPI 1.3% in April).

The causes of the collapse seem to have been external. The world’s investors continue to worry about sovereign bond risk in southern Europe, but we believe this is not something to which Taiwan’s financial system is especially susceptible, and its exporters can be under no illusion about the likely growth prospects from Europe anyway (their talk is all about emerging markets). The Chinese government’s measures to restrain mainland property prices may have an indirect effect on Taiwan’s building-material suppliers, but Beijing has made it clear that it will use massive investment in social housing to support demand, and Taiwan’s own property market appears well bid. Finally, if the Dear Leader’s antics disrupt supply from South Korea, Taiwan is the main beneficiary.

INVESTMENT STRATEGY

Amid this market volatility, we undertook a major reorganization of the Fund's portfolio after taking over management on May 8, 2010. We sold 25 stocks (value US$112 million) and bought 35 stocks (value US$118 million), which resulted in an increase in the realized net gain.

The main effect of the reorganization has been to reduce the Fund’s exposure to the electronics industry to 39.5% and telecoms industry to 0%, while increasing investments in the beneficiaries of the improvement in cross-strait relations and recovery in domestic consumption. This has resulted in the average size of the invested companies falling to US$745 million by market cap. With this increased weighting in smaller-caps, the number of stocks in the portfolio has grown to 54.

The stocks sold from the inherited portfolio included Realtek, Richhtek, Chimei Innolux, AU Optronics, Novatek, Ali, Everlight, Siliconware Ralink, Quanta, Lite-on, Formosa Advanced, Far Eastone, Chunghwa Telecom, Taiwan Mobile, Great Wall Enterprise, Formosa Plastics, Cheng Shin Rubber, Taishin Financial, First Financial, Pou Chen, Asia Cement, China Steel, U-Ming Marine and Yulon Nissan.

The new stocks include Prince Housing & Development, Taiwan Land Development, Hung Poo Real Estate Development, Taiwan Tea, Continental Holdings, Yungtay Engineering, Tatung, Awea Mechatronic, Globe Union Industrial, Wei Mon Industry, Depo Auto Parts Industrial, Farglory FTZ Investment, Test-Rite International, Far Eastern Department Stores, PC Home Online, Mercuries & Associates, Excelsior Medical, Eastern Media, Wah Lee, Aurora, Soft-World International, WT Microelectronics, Avermedia Technologies, Chicony Electronics, Syncmold, Powercom, TSRC, China Petrochemical Development, Li Peng Enterprise, Taiwan Glass Industrial, Tung Ho Steel Enterprise, China Life Insurance, SinoPac Financial Holdings, Yuanta Financial and KGI Securities.

Chris Ruffle, Martin Currie Inc*

*Martin Currie Ltd and Heartland Capital Management Ltd (HCML) have established MC China Ltd (MCCL), as a joint venture company, to provide investment management or investment advisory services to the range of China investment products managed by Martin Currie.

MCCL has appointed Martin Currie Investment Management Ltd (MCIM), or its affiliates, as investment manager of Martin Currie’s China investment products. HCML has seconded both Chris Ruffle and Shifeng Ke to MCIM, or its affiliates, on a full time basis with the same roles and responsibilities as if they were full time employees.

			MAY 31, 2010
FUND DETAILS		PERFORMANCE	(US$ RETURNS)
Market cap	US$237.4m		NAV	Market price
Shares outstanding	18,575,112		%	%
Exchange listed	NYSE	One month	(9.7)	(10.9)
Listing date	December 23,1986	Three months	(1.0)	(3.3)
Investment manager	Martin Currie Inc	One year	11.9	(0.4)
Source: State Street Bank and Trust Company.		Past performance is not a guide to future returns.
		Source: State Street Bank and Trust Company.

SECTOR ALLOCATION
	Fund*	Benchmark†
Cement	1.1%	1.1%
Chemicals	2.9%	1.9%
Construction	3.1%	1.8%
Electric and machinery	2.1%	1.0%
Electronics	39.5%	54.9%
Finance	12.8%	12.3%
Foods	2.3%	1.4%
Glass and ceramics	2.1%	0.4%
Other	0.9%	2.0%
Plastics	7.3%	7.3%
Rubber	1.5%	1.3%
Steel and iron	4.0%	3.2%
Textiles	2.3%	1.8%
Transportation	2.8%	2.4%
Wholesale and retail	11.4%	5.4%
Automobile	—	0.9%
Electrical appliance & cable	—	0.5%
Paper and pulp	—	0.4%
Other assets and liabilities, net	3.9%	—
*Source: State Street Bank and Trust Company.
†Source for index data: TWSE.

15 LARGEST HOLDINGS (49.9%)
		% of net assets
Taiwan Semiconductor Manufacturing	Electronics	7.4%
Hon Hai Precision Industry	Electronics	5.8%
MediaTek	Electronics	4.1%
Synnex Technology International	Electronics	3.6%
Nan Ya Plastics	Plastics	3.3%
Cathay Financial Holding	Finance	2.9%
Fubon Financial Holding	Finance	2.9%
President Chain Store	Wholesale and retail	2.9%
Formosa Petrochemical	Wholesale and retail	2.6%
Far Eastern Department Stores	Wholesale and retail	2.5%
Yuanta Financial	Finance	2.5%
KGI Securities	Finance	2.5%
WPG Holdings	Electronics	2.4%
Tung Ho Steel Enterprise	Steel and iron	2.3%
Uni-President Enterprises	Foods	2.2%
*Source: State Street Bank and Trust Company.

PERFORMANCE							(US$ RETURNS)
	One month %	Three months %	Calendar year to date %	One year %	Three years % pa	Five years % pa	Ten years % pa	Since launch % pa
Fund	(9.7)	(1.0)	(9.7)	11.9	(4.7)	4.2	(2.8)	8.6
TSE Index	(9.7)	(0.5)	(9.9)	8.9	(2.2)	3.8	(2.3)	8.8
TAIEX Total Return Index	(9.7)	(0.5)	(9.9)	12.0	1.6	7.9	na	na
MSCI Taiwan Index	(9.8)	(1.3)	(11.1)	9.4	(1.9)	4.4	(1.7)	na

Past performance is not a guide to future returns. Source: State Street Bank and Trust Company. Launch date December 23, 1986. Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested. Returns are annualized, except for periods of less than one year.

Source for index data: MSCI for the MSCI Taiwan Index and TWSE for the TAIEX Total Return Index and the TSE Index. For a full description of each index please see the index descriptions section.

Returns for the TSE Index are not total returns and reflect only changes in the share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns.

The TAIEX Total Return Index commenced January 1, 2003.

THE PORTFOLIO — IN FULL						MAY 31, 2010
Sector	Company (BGB ticker)		Price	Holding	Value US$	% of net assets
Cement						1.1
Wei Mon Industry	8925	TT	NT$26.0	3,862,000	$3,135,417	1.1
Chemicals						2.9
China Steel Chemical	1723	TT	NT$96.2	1,600,000	$4,775,447	1.7
Excelsior Medical	4104	TT	NT$71.5	1,421,000	$3,125,324	1.2
Construction						3.1
Prince Housing & Development	2511	TT	NT$13.9	7,409,000	$3,198,780	1.2
Hung Poo Real Estate Development	2536	TT	NT$42.0	2,270,000	$2,901,106	1.0
Taiwan Land Development	2814	TT	NT$13.2	3,468,000	$1,415,909	0.5
Continental Holdings	3703	TT	NT$11.6	2,894,000	$1,045,746	0.4
Electric and machinery						2.1
Yungtay Engineering	1507	TT	NT$28.8	3,274,000	$2,837,293	1.0
Depo Auto Parts Industrial	6605	TT	NT$76.2	646,000	$1,538,023	0.6
Awea Mechantronic	1530	TT	NT$35.2	1,200,000	$1,306,490	0.5
Electronics						39.5
Taiwan Semiconductor Manufacturing	2330	TT	NT$60.2	11,200,426	$20,569,243	7.4
Hon Hai Precision Industry	2317	TT	NT$124.5	4,000,005	$15,893,148	5.8
MediaTek	2454	TT	NT$523.0	700,400	$11,263,022	4.1
Synnex Technology International	2347	TT	NT$69.0	4,500,000	$9,798,676	3.6
WPG Holdings	3702	TT	NT$62.2	3,500,000	$6,767,094	2.4
Tatung	2371	TT	NT$5.9	31,231,000	$5,715,937	2.1
Chicony Electronics	2385	TT	NT$78.4	2,342,790	$5,651,105	2.0
Largan Precision	3008	TT	NT$530.0	320,000	$5,145,870	1.9
WT Microelectronics	3036	TT	NT$34.1	4,056,000	$4,301,732	1.5
Syncmold Enterprise	1582	TT	NT$68.1	1,826,000	$3,918,958	1.4
Clevo	2362	TT	NT$62.2	1,650,000	$3,143,742	1.1
Powercom	3043	TT	NT$37.8	2,795,000	$3,112,988	1.1
Wah Lee Industrial	3010	TT	NT$45.4	2,105,000	$2,996,465	1.1
Soft-World International	5478	TT	NT$172.0	555,000	$2,986,531	1.1
Avermedia Technologies	2417	TT	NT$42.4	2,053,000	$2,729,754	1.0
Aurora	2373	TT	NT$42.9	1,812,000	$2,463,166	0.9
PC Home Online	8044	TT	NT$93.6	886,000	$2,425,423	0.9
ST Shine Optical	1565	TT	NT$233.0	48,000	$349,957	0.1
Finance						12.8
Cathay Financial Holding	2882	TT	NT$47.5	5,500,622	$8,079,660	2.9
Fubon Financial Holding	2881	TT	NT$36.7	7,000,000	$7,971,593	2.9
Yuanta Financial	2885	TT	NT$17.0	13,013,000	$6,921,050	2.5
KGI Securities	6008	TT	NT$11.8	19,144,000	$6,887,731	2.5
China Life Insurance	2823	TT	NT$25.1	3,683,000	$2,851,823	1.0
SinoPac Financial Holdings	2890	TT	NT$9.7	9,135,000	$2,717,908	1.0
Foods						2.3
Uni-President Enterprises	1216	TT	NT$33.2	6,000,000	$6,157,023	2.2
Lien Hwa Industrial	1229	TT	NT$15.5	272,000	$132,661	0.1
Glass and ceramics						2.1
Taiwan Glass Industrial	1802	TT	NT$29.5	6,344,000	$5,716,120	2.1
Other						0.9
Globe Union Industrial	9934	TT	NT$36.0	2,388,000	$2,626,064	0.9
Plastics						7.3
Nan Ya Plastics	1303	TT	NT$52.9	5,700,000	$9,273,077	3.3
Formosa Chemicals & Fibre	1326	TT	NT$71.9	2,500,000	$5,506,281	2.0
China Petrochemical Development	1314	TT	NT$14.9	11,711,000	$5,422,522	2.0
Rubber						1.5
TSRC	2103	TT	NT$44.5	3,057,000	$4,255,995	1.5
Steel and iron						4.0
Tung Ho Steel Enterprise	2006	TT	NT$27.5	7,666,000	$6,463,582	2.3
China Steel	2002	TT	NT$30.6	4,708,500	$4,470,818	1.7
Textiles						2.3
Li Peng Enterprise	1447	TT	NT$14.2	7,411,000	$3,338,758	1.2
Far Eastern New Century	1402	TT	NT$31.7	3,060,000	$3,020,414	1.1
Transportation						2.8
Eastern Media International	2614	TT	NT$8.6	16,546,000	$4,472,521	1.6
Farglory F T Z Investment	5607	TT	NT$32.5	3,322,000	$3,310,204	1.2

THE PORTFOLIO — IN FULL CONTINUED						MAY 31, 2010
Sector	Company (BGB ticker)		Price	Holding	Value US$	% of net assets
Wholesale and retail						11.4
President Chain Store	2912	TT	NT$91.5	2,840,000	$7,961,081	2.9
Formosa Petrochemical	6505	TT	NT$77.7	3,000,500	$7,078,002	2.6
Far Eastern Department Stores	2903	TT	NT$26.9	8,580,000	$6,992,632	2.5
Taiwan Tea	2913	TT	NT$17.6	8,231,000	$4,416,339	1.6
Test-Rite International	2908	TT	NT$18.1	6,474,000	$3,585,020	1.3
Mercuries & Associates	2905	TT	NT$15.3	3,064,000	$1,471,441	0.5
Other assets and liabilities, net					$10,755,109	3.9

THE TAIWAN FUND, INC. PREMIUM/DISCOUNT

Source: State Street Bank and Trust Company as of May 31, 2010.

INDEX DESCRIPTIONS

MSCI Taiwan Index

The MSCI Total Return Taiwan Index is a free-float adjusted market capitalization index. The index represents Taiwanese companies that are available to investors worldwide. The index has a base date of December 31, 1987. As of June 24, 2010 it contained 117 constituents.

TSE Index
As of December 31, 2009, the Taiwan Stock Exchange had 741 listed companies.

TAIEX Total Return Index
The TWSE, or TAIEX, Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange. The index was based in 1966. The index is also known as the TSEC Index.

OBJECTIVE

The Fund was launched on December 23, 1986 to allow US and other investors to access and participate in the growth of the economy and the stock market in Taiwan, the Republic of China. The Fund’s investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan. The Fund is a diversified, closed-end management investment company listed on the New York Stock Exchange (NYSE) under the symbol 'TWN'.

Taiwan, with its global market leadership in high technology goods and its significant investments throughout mainland China and Southeast Asian economies, is now an integral economic player in the Asia Pacific Region as well as around the world. Investing in Taiwan not only allows investors to capitalize on Taiwan’s dynamic economy, but also allows investors to reap the growth and investment potential of the mainland China and other emerging economies of the region.

CONTACTS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
PO Box 5049
Boston, MA 02111
Tel: (1) 877-864-5056

www.thetaiwanfund.com

Important information: This document is issued and approved by Martin Currie Inc (MC Inc), as investment adviser of The Taiwan Fund, Inc. (the 'Fund'). MC Inc is authorised and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the Fund. Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA's Conduct of Business Sourcebook of the United Kingdom.

This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account's portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein. Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

→
it should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

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investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, morei established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

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investments within emerging markets such asi Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund's income and the value of its investments.

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the marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

Martin Currie Inc, registered in Scotland (no BR2575)

Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH11 2ES Tel: 44 (0) 131 229 5252 Fax: 44 (0) 131 228 5959 www.martincurrie.com North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY 10019, USA Tel: (1) 212 258 1900 Fax: (1) 212 258 1919 Authorised and registered by the Financial Services Authority and incorporated with limited liability in New York, USA.

Please note: calls to the above numbers may be recorded.